EXHIBIT 10.21D

              THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS AMENDMENT is dated as of the 1st day of July, 1996 (the "Third Amendment") among TEXTRON INC., a Delaware corporation (including its successors and assigns as permitted by the Credit Agreement as defined below, "Compa ny"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (indi vidually referred to herein as a "Lender" and collectively as "Lenders"), and BANKERS TRUST COMPANY ("Bankers"), as Administrative Agent for Lenders ("Agent").

                           RECITALS

      WHEREAS, Company, the lenders listed therein and Agent
entered  into  a  credit agreement dated as of  November  1,
1993,  as  amended  on October 30, 1994  and  July  1,  1995
("Credit Agreement"); and

      WHEREAS, Company, Lenders and Agent desire to further amend the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agent agree as follows:

      1. Subsection 2.8A(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

  "(A) Facility Fees. (i) The Company shall pay to the Agent for the account of the Banks a facility fee as set forth in the table below, accrued from and including the Effective Date to and including the Final Maturity Date, on the daily average aggregate amount of the Commitments (whether used or unused) based upon the rating issued by Standard & Poor's Corporation and Moody's Investors Service, Inc. for the Company's long-term unsecured indebtedness at the beginning of each fiscal quarter of the Company:

          Rating Category*      Facility Fee
          A/A2 or higher        .0900%
          A-/A3                 .1000%
          BBB+/Baal             .1500%
          BBB/Baa2              .1750%
          BBB-/Baa3 or lower    .2000%
               or no rating


_______________
* In the case of "split" ratings ( i.e., if the ratings of each such rating agency differ by one or more catego ries, including numerical modifiers and (+) and (-) as categories), the facility fee will be based upon the higher of the two ratings."

     2.   The Final Maturity Date is hereby extended to July
1, 2001 and the Facility Extension Date is hereby extended to July 1, 1997.

     3. The execution and delivery of this Third Amendment by the Company is deemed a certification by the Company that
(i) the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Third Amendment, are true and correct on and as of the date hereof as if made on and as of the date hereof, (ii) there exists no Event of Default or Potential Event of Default on and as of the date hereof, (iii) between October 30, 1995 and July 1, 1996 there have been no changes in generally accepted accounting principles which have had a material effect on the Company's financial condition, and (iv) the Company has full power, authority and legal right to execute, and deliver, and perform its obligations under, this Third Amendment.

      4. This Third Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

      5. As permitted by Section 10.16 of the Credit Agree ment, this Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Third Amendment shall be deemed effective as of July 1, 1996, subject to the prior execution of a counterpart of this Third Amendment by each of the parties hereto and delivery of copies hereof to Company and Agent.
      6. All interest, fees and other amounts accruing under the Credit Agreement on or prior to, or determined in respect of any day accruing on or prior to July 1, 1996 shall be computed and determined as provided in the Credit Agreement before giving effect to this Third Amendment.

     7.   THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CON
STRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.


                                   Borrower
                                   TEXTRON INC.


                                   By: /s/R. A. Watson
                                   Title: Senior Vice
President
                                            and Treasurer

BANK OF AMERICAN NATIONAL TRUST AND SAVINGS ASSOCATION




BY: /s/Deborah J. Graziano
NAME:  Deborah J. Graziano
TITLE:   Vice President


COMMITTMENT          $78,947,400

PRO RATA SHARE:      5.2632%



SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT



BANKERS TRUST COMPANY


BY: /s/Cynthia A. Jay
NAME: Cynthia A. Jay
TITLE:  Vice President


COMMITTMENT:         $69,736,850

PRO RATE SHARE:      4.6491%



SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT


BANQUE NATIONALE de PARIS



BY:  /s/Richard L. Sted
NAME:  Richard L. Sted
TITLE:   Senior Vice President

BY: /s/Richard Pace
NAME: Richard Pace
TITLE:  Assistant Vice President

COMMITTMENT:         $15,789,450

PRO RATE SHARE:      1.0526%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT



CIBC INC.

BY: /s/W. B. Anderson
NAME: W. B. Anderson
TITLE:  Director

COMMITMENT:          $59,210,550

PRO RATE SHARE:      3.9474%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT



CHEMICAL BANK

BY: /s/J. Treger
NAME:  J. Treger
TITLE:   Vice President

COMMITMENT:          $84,210,550

PRO RATE SHARE:      5.6140%




SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT


MARINE MIDLAND BANK

BY: /s/William M. Holland
NAME:  William M. Holland
TITLE:   Vice President

COMMITMENT:          $25,000,000

PRO RATE SHARE:      1.66667$



SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT



CHEMICAL BANK

BY: /s/Chris Georvassilis
NAME:  Chris Georvassilis
TITLE:   Vice President

COMMITMENT:          $23,684,160

PRO RATE SHARE:      1.5789%




SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




CREDIT LYONNAIS NEW YORK BRANCH


BY: /s/Robert Ivonevich
NAME: Robert Ivonevich
TITLE:  Senior Vice President

COMMITMENT:          $15,789,450

PRO RATE SHARE:      1.0526%



SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT



CREDIT SUISSE

BY: /s/Juerg Johner
NAME: Juerg Johner
TITLE:  Associate

BY:  /s/Edward E. Barr
NAME:  Edward E. Barr
TITLE:   Associate


COMMITMENT:          $25,000,000

PRO RATE SHARE:      1.6667%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT


FIRST AMERICAN NATIONAL

BY: /s/Scott M. Bane
NAME: Scott M. Bane
TITLE:  Senior Vice President


COMMITMENT:          $7,894,710

PRO RATE SHARE:      .5263%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT



SUNTRUST BANK

BY: /s/Susan Boyd
NAME: Susan Boyd
TITLE:  Vice President

COMMITMENT:          $7,894,710

PRO RATE SHARE:      .5263%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




DEUTSCHE BANK AG, NEW YORK BRANCH

BY: /s/James Fox
NAME:  James FOX
TITLE:   Assistant Vice President


BY: /s/Ralf Hoffmann
NAME:  Ralf Hoffmann
TITLE:   Vice President

COMMITMENT:          $59,210,550

PRO RATA SHARE:      3.9474%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




BANQUE PARIBAS

BY: /s/John J. McCormick, III
NAME:  John J. McCormick, III
TITLE:   Vice President

BY:  /s/Mary T. Finnegan
NAME:  Mary T. Finnegan
TITLE:   Group Vice President


COMMITMENT:          $39,210,550

PRO RATA SHARE:      2.6140%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




CORESTATES BANK, N.A.

BY: /s/John M. Fessick
NAME:  John M. Fessick
TITLE:   Vice President

COMMITMENT:          $7,894,710

PRO RATA SHARE:      .5263%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




FLEET NATIONAL BANK

BY: /s/Roger C. Boucher
NAME:  Roger C. Boucher
TITLE:   Vice President

COMMITMENT:          $48,684,160

PRO RATA SHARE:      3.2456%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




CITIBANK, N.A.

BY:  /s/W. Martens
NAME:  W. Martens
TITLE:   Attorney in Fact

COMMITMENT:          $59,210,550

PRO RATA SHARE:      3.9474%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE SANWA BANK, LIMITED

BY:  /s/Tatsumi Kimishima
NAME:  Tatsumi Kimishima
TITLE:   Senior Deputy General Manager

COMMITMENT:          $19,736,850

PRO RATA SHARE:      1.3158%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE FIRST NATIONAL BANK OF BOSTON

BY:  /s/Harvey H. Thayer, Jr.
NAME:  Harvey H. Thayer, Jr.
TITLE:   Director

COMMITMENT:          $61,842,110

PRO RATA SHARE:      4.1228%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE BANK OF NEW YORK

BY:  /s/David C. Judge
NAME:  David C. Judge
TITLE:   Vice President

COMMITMENT:          $59,210,550

PRO RATA SHARE:      3.9474%


SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




BANK OF TOKYO-MITSUBISHI TRUST COMPANY

BY:  /s/G. Stewart
NAME:  G. Stewart
TITLE:   Assistant Vice President and Manager

COMMITMENT:          $22,368,400

PRO RATA SHARE:      1.4912%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




NATIONAL WESTMINSTER BANK PLC.

BY:  /s/Maria Amaral-LeBlanc
NAME:  Maria Amaral-LeBlanc
TITLE:   Vice President

COMMITMENT:          $15,789,450

PRO RATA SHARE:      1.0526%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




ROYAL BANK OF CANADA

BY:  /s/Michael Korine
NAME:  Michael Korine
TITLE:   Senior Manager

COMMITMENT:          $59,210,550

PRO RATA SHARE:      3.9474%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




UNION BANK OF SWITZERLAND

BY:  /s/Laurent J. Chaix
NAME:  Lauren J. Chaix
TITLE:   Vice President

BY:  /s/Robert A. High
NAME:  Robert A. High
TITLE:   Assistant Treasurer

COMMITMENT:          $25,000,000

PRO RATA SHARE:      1.6667%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE FIRST NATIONAL BANK OF CHICAGO

BY:  /s/Daniel J. Lenckos
NAME:  Daniel J. Lenckos
TITLE:   Vice President

COMMITMENT:          $78,947,400

PRO RATA SHARE:      5.2632%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE BANK OF NOVA SCOTIA

BY:  /s/M. R. Bradley
NAME:  M. R. Bradley
TITLE:   Authorized Signatory

COMMITMENT:          $20,000,000

PRO RATA SHARE:      1.3333%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




MORGAN GUARANTY TRUST COMPANY OF NEW YORK

BY:  /s/Adam J. Silver
NAME:  Adam J. Silver
TITLE:   Associate

COMMITMENT:          $78,947,400

PRO RATA SHARE:      5.2632%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




BANK OF MONTREAL/HARRIS TRUST AND SAVINGS BANK

BY:  /s/Marc Heyden
NAME:  Marc Heyden
TITLE:   Director

COMMITMENT:          $19,736,850

PRO RATA SHARE:      1.3158%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




SWISS BANK CORPORATION

BY:  /s/James J. Diaz
NAME:  James J. Diaz
TITLE:   Director, Banking Finance Support, N.A.

BY:  /s/Stephanie W. Kim
NAME:  Stephanie W. Kim
TITLE:   Associate Director

COMMITMENT:          $59,210,550

PRO RATA SHARE:      3.9474%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




ABN-AMRO BANK, N.V.
Boston Branch
By:  ABN AMRO North American, Inc., as Agent

BY:  /s/James E. Davis
NAME:  James E. Davis
TITLE:   Vice President and Director

BY:  /s/Carol A. Levine
NAME:  Carol A. Levine
TITLE:   Senior Vice President and Managing Director

COMMITMENT:          $55,263,166

PRO RATA SHARE:      3.6842%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




WELLS FARGO BANK, NATIONAL ASSOCIATION

BY:  /s/Bruce L. Gregory
NAME:  Bruce L. Gregory
TITLE:   Vice President

COMMITMENT:          $35,526,315

PRO RATA SHARE:      2.3684%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE FUJI BANK, LTD., NEW YORK BRANCH

BY:  /s/Gina Kearns
NAME:  Gina Kearns
TITLE:   Vice President and Manager

COMMITMENT:          $22,368,400

PRO RATA SHARE:      1.4912%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY

BY:  /s/John V. Veltri
NAME:  John V. Veltri
TITLE:   Senior Vice President

COMMITMENT:          $22,368,400

PRO RATA SHARE:      1.4912%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




MELLON BANK, N.A.

BY:  /s/R. Jane Westrich
NAME:  R. Jane Westrich
TITLE:   Vice President

COMMITMENT:          $34,210,550

PRO RATA SHARE:      2.2807%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




NATIONS BANK

BY: /s/Eric C. Stephenson
NAME:  Eric C. Stephenson
TITLE:   Vice President

COMMITMENT:          $82,894,710

PRO RATA SHARE:      5.5263%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




COMMERZBANK AKTIENGESELLSCHAFT

BY:  /s/ Juergen Boysen
NAME:  Juergen Boysen
TITLE:   Senior Vice President

BY:  /s/Robert Donohue
NAME:  Robert Donohue
TITLE:   Vice President

COMMITMENT:          $19,736,850

PRO RATA SHARE:      1.315790%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE TORONTO-DOMINION BANK

BY:  /s/L. Merghart
NAME:  L. Merghart
TITLE:   Director

COMMITMENT:          $21,052,599

PRO RATA SHARE:      1.4035%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT




THE CHASE MANHATTAN BANK, N.A.

BY:  /s/J. Treger
NAME:  J. Treger
TITLE:   Vice President

COMMITMENT:          $59,210,550

PRO RATA SHARE:      3.9474%

SIGNATURE  PAGE TO THE THIRD AMENDMENT DATED AS OF  JULY  1,
1996 TO THE TEXTRON INC. CREDIT AGREEMENT